Exhibit 99.1

   Information as of September 30, 2016      Investor Presentation

 changes in market conditions as a result of Federal Reserve monetary policy or federal government fiscal challenges;deterioration in credit quality and ratings of existing or future issuances of Fannie Mae, Freddie Mac or Ginnie Mae securities;changes in legislation or regulation affecting Fannie Mae, Freddie Mac, Ginnie Mae, the Federal Home Loan Bank system and similar federal government agencies and related guarantees;changes in legislation or regulation affecting exemptions for mortgage REITs from regulation under the Investment Company Act of 1940; other changes in legislation or regulation affecting the mortgage and banking industries; andincreases in costs and other general competitive factors.  Safe Harbor Statement - Private Securities Litigation Reform Act of 1995  Statement Concerning Forward-looking StatementsThis document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain the words “believe,” “anticipate,” “expect,” “estimate,” “intend,” “will be,” “will likely continue,” “will likely result,” or words or phrases of similar meaning. Forward-looking statements are based largely on the expectations of management and are subject to a number of risks and uncertainties including, but not limited to, the following:  In addition to the above considerations, actual results and liquidity are affected by other risks and uncertainties which could cause actual results to be significantly different from those expressed or implied by any forward-looking statements included herein. It is not possible to identify all of the risks, uncertainties and other factors that may affect future results. In light of these risks and uncertainties, the forward-looking events and circumstances discussed herein may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. Forward-looking statements speak only as of the date the statement is made and the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Accordingly, readers of this document are cautioned not to place undue reliance on any forward-looking statements included herein.    changes in general economic conditions;fluctuations in interest rates and levels of mortgage prepayments; the effectiveness of risk management strategies; the impact of differing levels of leverage employed; liquidity of secondary markets and credit markets; the availability of financing at reasonable levels and terms to support investing on a leveraged basis;the availability of new investment capital;the availability of suitable qualifying investments from both an investment return and regulatory perspective;  2

 Company Summary  Proven Strategy of Efficiently Managing a Leveraged Portfolio of Short-Duration Agency-Guaranteed ARM Securities  Experienced Management TeamAligned with Stockholders  Overview of Capstead Mortgage Corporation  Founded in 1985, Capstead is the oldest publicly-traded residential mortgage REIT. Our sole focus is on managing a leveraged portfolio of short-duration* agency-guaranteed (i.e. Fannie Mae, Freddie Mac and Ginnie Mae) residential ARM securities that is appropriately hedged and can earn attractive risk-adjusted returns over the long term, with little, if any, credit risk.At September 30, 2016, our agency-guaranteed ARM securities portfolio stood at $13.58 billion, supported by $1.37 billion in long-term investment capital levered 9.09 times.       Our short-duration strategy differentiates us from our peers because the adjustable-rate mortgages underlying our portfolio reset to more current interest rates within a relatively short period of time:allowing us to benefit from future recoveries in financing spreads that typically contract during periods of rising interest rates, andresulting in smaller fluctuations in portfolio values from changes in interest rates compared to portfolios containing a significant amount of longer-duration ARM or fixed-rate mortgage securities.By virtue of being internally-managed and with our sole focus on agency-guaranteed securities, we are the most efficient mortgage REIT in the industry.  Our top three executive officers have a combined 75 years of mortgage finance industry experience.We are internally-managed with low operating costs and a strong focus on performance-based compensation. This structure greatly enhances the alignment of management interests with those of our stockholders.  3    This singular and straight-forward investment strategy, together with our use of cash flow hedge accounting allows for easily understood, transparent financial reporting, with limited use of non-GAAP financial measures.Additional transparency is evident by virtue of our internally-managed structure – our compensation-related decisions and costs are fully disclosed and subject to annual say-on-pay approvals.We make every effort to provide additional analysis in our earnings reports, SEC filings and analyst presentations that tells our story in a complete and straight-forward fashion.  Straight-forward Investment Strategy and Transparent Reporting  * Duration is a measure of market price sensitivity to interest rate movements. A shorter duration generally indicates less interest rate risk.

 Capstead’s Economic Returns  Our agency-only, short-duration ARM strategy typically leads to outperformance during periods of rising interest rates and/or worsening credit conditions relative to other mortgage REITs.  4  (a) Excludes $(0.28) per share one-time effect of preferred capital redemption and issuance transactions on book value in 2013. Including this nonportfolio-related charge, our economic returns were 1.0% in 2013, and 4.3% and 7.7% for the 3¾ - and 4¾ -year averages, respectively. (b) Agency Peers: AGNC, AI, ANH, ARR, CYS, EARN, HTS, NLY, ORC(c) All Peers: Agency peers + AMTG, CIM, DX, IVR, JMI, MFA, MITT, MTGE, NYMT, OAKS, RWT, TWO, WMC

 Components of our Economic ReturnsQuarterly Earnings, Dividends and Changes in Book Value  5  Our quarterly earnings are affected by the impact of changes in interest rates on mortgage refinancing activity and our borrowing costs. Quarterly earnings can also fluctuate with seasonal factors, most notably higher mortgage prepayment levels typically experienced during the summer house-selling season.  We reassess the common dividend periodically based largely on how these factors are impacting expected future earnings.Our book value per common share is directly impacted by changes in interest rates and other market conditions as our portfolio and our hedge instruments are marked-to-market through stockholders’ equity. Book value is also impacted to the extent common dividends exceed earnings resulting in returns of capital to our stockholders.  For presentation purposes, we adjusted our diluted EPS and related change in book value for Q2 2013 to exclude certain one-time effects of preferred capital redemption and issuance transactions totaling $(0.23) and $(0.28), respectively. These transactions replaced higher-cost preferred equity to the benefit of future earnings. See page 20 for further information and a reconciliation of diluted EPS to this presentation.

 Common Stock Price Relative to Book Value  In January 2016 Capstead’s Board of Directors authorized the repurchase of up to $100 million in common stock when such repurchases are deemed appropriate relative to portfolio reinvestment options and liquidity needs. With the significant improvement in the Company’s common stock price subsequent to the authorization of this program, no shares have been repurchased through November 10, 2016.  6

 Market Snapshot(dollars in thousands, except per share amounts)  7  As of September 30, 2016.  Capstead’s $1.37 billion in long-term investment capital consists of $1.07 billion of our common equity traded on the NYSE, $198 million of our 7.50% Series E perpetual preferred capital also traded on the NYSE and $98 million in 30-year unsecured borrowings privately placed in 2005 and 2006.

 Capstead’s Appropriate Use of Leverage  8  Portfolio and Portfolio Leverage  In our view, borrowing at current levels represents an appropriate use of leverage for a short-duration, agency-guaranteed ARM securities portfolio in today’s market conditions.   Long-term Investment Capital

 Capstead’s Proven Short-Duration Investment Strategy  9  As of September 30, 2016  We finance our agency-guaranteed residential ARM securities primarily with 30- to 90-day secured borrowings augmented with relatively low-cost two- and three-year interest rate swap agreements and longer-dated secured borrowings and interest rate swap agreements when available at attractive levels.  Residential ARM Securities Portfolio  Secured Borrowings & Swap Notional Amounts(by quarter of borrowing maturities / contract expirations)  Total: $13.41 Billion (cost basis)  Our portfolio of agency-guaranteed ARM securities have little, if any, credit risk and are either currently resetting to more current rates at least annually or will begin doing so in five years or less. Our Current-Reset ARMs reset in rate in less than 18 months and our Longer-to-Reset ARMs reset in less than five years. With an asset duration* of approximately 10½ months at quarter-end, the value of our portfolio is naturally less exposed to changes in interest rates than portfolios containing longer duration ARM or fixed-rate securities. This relative stability affords us more flexibility in managing through periods of market stress.We have long-term relationships with a variety of domestic and foreign lending counterparties. At quarter-end we had borrowings outstanding with 23 counterparties. We routinely borrow for 30 to 90 days and extend the duration of our borrowings using relatively low-cost two- and three-year pay-fixed interest rate swap agreements. When available at attractive levels, we also enter into longer-dated secured borrowings and interest rate swap agreements. Together with portfolio-related swaps, our secured borrowings had a duration of approximately 8 months at quarter-end, resulting in a net duration gap of approximately 2 ½ months.  Longer-to-ResetARMs$5.78 Billion(cost basis)  Current-ResetARMs$7.63 Billion(cost basis)      * Duration is a common measure of market price sensitivity to interest rate movements. A shorter duration generally indicates less interest rate risk.

 Financing Spread AnalysisAs of September 30, 2016 (unaudited)  10  Cash yields on our portfolio of residential ARM securities began increasing during 2015 (after years of declines) primarily due to increases in the underlying indices (principally 12-month LIBOR, six-month LIBOR and one-year CMT).Mortgage prepayment levels directly impact our financing spreads because purchased investment premiums are amortized to earnings as portfolio yield adjustments and were elevated during the third and second quarters of both 2016 and 2015 primarily because of mortgage-rate driven refinancing activity. Mortgage prepayments are impacted by housing market conditions, including prevailing mortgage interest rates, as well as seasonal factors, in particular the summer home selling season.Unhedged borrowing rates increased in 2016 largely attributable to the Federal Reserve’s December 2015 25 basis point increase in the Fed Funds Rate and varying expectations for an additional 25 basis point increase by year-end 2016. Unhedged borrowing rates have not been affected by pressures on LIBOR rates caused by money market reform. Hedged borrowing rates have generally trended higher as older, lower-rate swaps were replaced at higher rates, although the third quarter of 2016 benefited from higher variable-rate receipts due to higher LIBOR rates.

 Changes in Interest Rates Affecting Capstead’s Earnings  The ten-year Treasury rate can be viewed as a proxy for mortgage interest rates. After declining this spring and summer, the ten-year rate has increased significantly subsequent to quarter-end. One-month LIBOR also has increased during the year due to money market reform and anticipation of Federal Reserve actions to increase short-term interest rates. All three of the primary indices underlying our residential ARM securities portfolio increased in 2015, particularly during the latter half of the year. Six- and 12-month LIBOR increased considerably during the nine months ended September 30, 2016, in large part in response to money market reform, while the more volatile one-year CMT decreased during the first half of the year before increasing in the third quarter. All three indices increased after quarter-end (indices presented through November 10, 2016).  11

 Agency Mortgage Prepayment Speeds versus Capstead Prepayment Speeds  Mortgage prepayment levels are heavily influenced by the availability of mortgage financing with attractive terms and the overall health of the housing markets, as well as routine seasonal factors. Mortgage interest rates available in the market have followed U.S. Treasury yields lower during the first three quarters of 2016 allowing more homeowners opportunities to refinance. As a consequence, mortgage prepayment levels were noticeably higher in the second and third quarters before the current refinancing wave began dissipating due to seasonality, portfolio “burnout” and, most importantly, a sharp rise in interest rates.   12

 * Net WAC, or weighted average coupon, is the weighted average interest rate of the mortgage loans underlying the indicated investments, net of servicing and other fees, as of September 30, 2016. Net WAC is expressed as a percentage calculated on an annualized basis on the unpaid principal balances of the mortgage loans underlying these investments. As such it is similar to cash yield on the portfolio which is calculated using amortized cost basis. Fully indexed WAC represents the weighted average coupon upon one or more resets using interest rate indexes and net margins in effect, as of September 30, 2016. Gross WAC is the weighted average interest rate of the mortgage loans underlying the indicated investments, including servicing and other fees paid by borrowers, as of September 30, 2016.   Key Elements of Capstead’s ARM PortfolioAs of September 30, 2016 (dollars in thousands, unaudited)  13  NOTE: Excludes $3 million legacy portfolio of fixed-rate investments.  The quarter-end Net WAC* on our current-reset ARMs increased 17 basis points since year-end while these securities’ Fully-Indexed WAC* increased 21 basis points, primarily reflecting increases in the underlying indices. These indices have increased further since quarter-end. With these higher rates, ARM loans underlying the current-reset component of our portfolio can be expected to continue increasing in coupon in the coming quarters.

 Capstead’s Stockholder Friendly Structure   14  Expressed on an annualized basis as a percentage of average long-term investment capital, excluding the effects of the third quarter separation of service charge associated with the July resignation of the Company’s former chief executive officer and a first quarter adjustment associated with prior year incentive compensation accruals.  Capstead is a leader among our mortgage REIT peers in terms of operating cost efficiency.We are internally-managed with low operating costs compared to our mortgage REIT peers. Our executives’ pay structure is variable through compensation elements that focus on “pay for performance” as opposed to fees paid to an external manager that are based solely on capital under management. Additionally, our board of directors and our senior executives hold a significant amount of Capstead stock.As a result, we are incented to grow the Company by raising capital only when it is accretive to book value and earnings rather than for the purpose of increasing compensation or external management fees. Conversely, we are also not conflicted regarding whether or not to repurchase shares when appropriate.

     Appendix  15

 Capstead’s Third Quarter 2016 Highlights  Generated earnings of $16.4 million or $0.13 per diluted common share ($19.2 million or $0.16 per diluted common share excluding a $2.7 million separation of service charge related to the resignation of our former CEO)Paid common dividend of $0.23 per common shareBook value decreased by $0.01 due to changes in unrealized gains and losses on the portfolio and related swaps and by $0.10 returned to stockholders in the form of dividend distributions in excess of earningsYields on residential mortgage investments decreased eight basis points to 1.46% while rates on related secured borrowings were unchanged at 0.84%Total financing spreads decreased eight basis points to 0.56% while financing spreads on residential mortgage investments, a non-GAAP financial measure, decreased eight basis points to 0.62% Agency-guaranteed ARM portfolio and leverage ended the quarter at $13.58 billion and 9.09 times long-term investment capital, respectively Select comments from our October 26, 2016 earnings press release: “Core earnings for the third quarter were negatively impacted by higher mortgage prepayment levels driven by higher refinancing activity as well as seasonal factors. This contributed to $3.0 million in higher investment premium amortization compared to the second quarter. We believe the current refinancing wave peaked in September, which together with seasonal factors, should provide for lower investment premium amortization in the coming quarters, benefiting portfolio yields and earnings. “We also expect cash yields to increase at a somewhat faster pace in the coming quarters as coupon interest rates on mortgage loans underlying our portfolio of agency-guaranteed residential ARM securities continue resetting to higher rates based on significantly higher prevailing six- and 12-month interest rate indices. Our borrowing costs are also benefiting from higher short-term LIBOR rates through higher variable rate swap receipts. However, market volatility associated with changing expectations regarding Federal Reserve interest rate policy and quarter-end bank balance sheet constraints are putting some upward pressure on unhedged borrowing rates. This is occurring even as the funding markets remain healthy for financing agency-guaranteed residential mortgage securities. “We remain confident in and focused on our investment strategy of cost-effectively managing a leveraged portfolio of agency-guaranteed residential ARM securities that can produce attractive risk-adjusted returns over the long term while reducing, but not eliminating, sensitivity to changes in interest rates.”  16

 Capstead’s Quarterly Income Statements(dollars in thousands, except per share amounts, unaudited)  17  See page 20 for further information regarding this non-GAAP financial measure.

 Capstead’s Annual Income Statements – Five Years Ended 2015(dollars in thousands, except per share amounts, unaudited)  18     See page 20 for further information regarding these non-GAAP financial measures.

 Capstead’s Comparative Balance Sheets(dollars in thousands, except per share amounts, unaudited)  19

 Non-GAAP Financial MeasuresAs of September 30, 2016 (unaudited)  20  Financing spreads on residential mortgage investments, a non-GAAP financial measure, differs from total financing spreads, an all-inclusive GAAP measure, that is based on all interest-earning assets and all interest-paying liabilities. We believe presenting financing spreads on residential mortgage investments provides useful information for evaluating the performance of the Company’s portfolio.Core earnings per diluted common share is a non-GAAP financial measure that differs from the related GAAP measure of net income per diluted common share by excluding certain one-time effects of second quarter 2013 transactions to redeem then-outstanding high-cost convertible preferred capital and issue our 7.50% Series E preferred shares. We believe presenting this metric on a core earnings basis provides useful, comparative information for evaluating the Company’s performance.

 Experienced Management Team    21  Our top three executive officers have a combined 75 years of mortgage finance industry experience.  Phillip A. Reinsch – President and Chief Executive Officer, Director, Chief Financial Officer and SecretaryAppointed President, Chief Executive Officer and Director in July 2016Served as Chief Financial Officer since 2003, and has served in other executive positions at Capstead since 1993Formerly employed by Ernst & Young LLP focusing on mortgage banking and asset securitizationA CPA and member of the NAREIT Mortgage REIT Council, the FEI Dallas Chapter Real Estate Steering Committee and the NACDRobert R. Spears – Executive Vice President, Chief Investment OfficerHas served in asset and liability management positions at Capstead since 1994Formerly Vice President of secondary marketing with NationsBanc Mortgage CorporationRoy S. Kim – Senior Vice President, Asset and Liability Management and TreasurerJoined Capstead in April 2015 augmenting our asset and liability management capabilities with primary responsibility for liability managementHas over 20 years experience in the mortgage finance industry, primarily in trading capacities with JP Morgan and Bank of America